UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 14, 2010

Malvern Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	001-34051	38-3783478
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania		19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On June 14, 2010, Malvern Federal Bancorp, Inc. (the “Company”) mailed a letter to its shareholders. A copy of the letter, which is dated June 11, 2010, is attached hereto as Exhibit 99.1.

For additional information, reference is made to the Company’s letter to shareholders dated June 11, 2010, which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Letter to Shareholders dated June 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              MALVERN FEDERAL BANCORP, INC.

Date: June 14, 2010	By:	/s/ Ronald Anderson
Ronald Anderson
President and Chief Executive Officer